                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the use in the Prospectus constituting part of this Amendment No. 4 to the Registration Statement on Form S-1 (No. 333-39971) of our reports as of the dates and the related financial statements of the companies listed below which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                                                                     PRICE WATERHOUSE LLP OFFICE
                COMPANY                                     DATE                             CITY, STATE
----------------------------------------  ----------------------------------------  -----------------------------
Dispatch Management Services Corp.        December 5, 1997, except as to Note 9,    Detroit, Michigan
                                            which is as of January 9, 1998, and
                                            except as to the second paragraph of
                                            Note 2, which is as of February 3,
                                            1998
Atlantic Freight Systems, Inc.            December 4, 1997                          Philadelphia, Pennsylvania
Aero Special Delivery Service, Inc.       September 9, 1997                         Sacramento, California
Gregory W. Austin (dba Battery Point      November 14, 1997                         Sacramento, California
  Messenger and Alpha Express)
Washington Express Services, Inc.         November 7, 1997                          Detroit, Michigan
MLQ Express, Inc.                         August 27, 1997                           Atlanta, Georgia
American Eagle Endeavors, Inc.            November 25, 1997                         Detroit, Michigan
A&W Couriers, Inc.                        December 22, 1997                         Austin, Texas
Fleetfoot Max, Inc.                       October 7, 1997                           Seattle, Washington
Expressit Couriers, Inc.                  November 11, 1997                         Detroit, Michigan
Express Enterprise, Inc.--Ground          November 21, 1997                         Detroit, Michigan
  Operations
Bullit Courier Services, Inc.             September 11, 1997                        Detroit, Michigan
Profall, Inc.                             December 5, 1997                          Los Angeles, California
Kangaroo Express                          November 14, 1997                         Denver, Colorado
National Messenger, Inc.                  December 5, 1997                          Los Angeles, California
S-Car-Go Courier, Inc.                    November 14, 1997                         Sacramento, California
Transpeed Courier Services, Inc.          November 10, 1997                         Denver, Colorado
A Courier, Inc. and Affiliates            December 19, 1997                         Atlanta, Georgia
Zoom Messenger Service Inc.               December 12, 1997                         Philadelphia, Pennsylvania
Christopher D. Neal (dba Zap Courier and  November 25, 1997                         Sacramento, California
  Crosstown Messenger)
Michael S. Studebaker (dba Studebaker     December 12, 1997                         Sacramento, California
  Messenger Service)


/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP


February 4, 1998

                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the use in the Prospectus constituting part of this Amendment No. 4 to the Registration Statement on Form S-1 (No. 333-39971) of our reports as of the dates and the related financial statements of the companies listed below which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                 COMPANY                                                    DATE
--------------------------------------------------------------------------  -------------------------------------
Brookside Systems and Programming Limited                                                 October 15, 1997
Bridge Wharf Investments Limited                                                         December 12, 1997
Security Despatch Limited (excluding the mail room services operations)                   October 15, 1997

/s/ PRICE WATERHOUSE
PRICE WATERHOUSE


London, England
February 4, 1998